Exhibit 99.2
Lender Processing Services First Quarter 2010 Supplemental Materials Lender Processing Services

Forward-Looking Statements Lender Processing Services 1 This presentation contains forward-looking statements that involve a number of risks and uncertainties. Those forward-looking statements include all statements that are not historical facts, including statements about our beliefs and expectations. Forward-looking statements are based on management's beliefs, as well as assumptions made by and information currently available to management. Because such statements are based on expectations as to future economic performance and are not statements of historical fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties to which forward-looking statements are subject include, but are not limited to: our ability to adapt our services to changes in technology or the marketplace; the impact of adverse changes in the level of real estate activity on demand for certain of our services; our ability to maintain and grow our relationships with our customers; the effects of our substantial leverage on our ability to make acquisitions and invest in our business; changes to the laws, rules and regulations that regulate our businesses as a result of the current economic and financial environment; changes in general economic, business and political conditions, including changes in the financial markets; the impact of any potential defects, development delays, installation difficulties or system failures on our business and reputation; risks associated with protecting information security and privacy; risks associated with our spin-off from Fidelity National Information Services, Inc., including limitations on our strategic and operating flexibility as a result of the tax-free nature of the spin-off; and other risks and uncertainties detailed in the "Statement Regarding Forward-Looking Information," "Risk Factors" and other sections of the Company's Form 10-K, the Company's subsequent reports on Form 10-Q and other filings with the Securities and Exchange Commission.

Use of Non-GAAP Measures Lender Processing Services 2 Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions, and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, LPS reports several non-GAAP measures, including "adjusted net earnings" (GAAP net earnings adjusted for the impact of certain non- recurring adjustments, if applicable, plus the after-tax purchase price amortization of intangible assets added through acquisitions), "adjusted net earnings per diluted share" (adjusted net earnings divided by diluted weighted average shares), and "adjusted free cash flow" (net cash provided by operating activities less additions to property, equipment and computer software, as well as non-recurring adjustments, if applicable). LPS provides these measures because it believes that they are helpful to investors in comparing year-over-year performance in light of certain non-recurring charges, and to better understand our financial performance, competitive position and future prospects. Non-GAAP measures should be considered in conjunction with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings. A reconciliation of these non-GAAP measures to related GAAP measures is included in the 1Q10 earnings release.

Lender Processing Services First Quarter 2010 Highlights Consolidated revenue growth of 11.8% year-over-year Operating income (EBIT) growth of 20.1% year-over-year Adjusted net earnings growth of 26.5% year-over-year Adjusted EPS of 80 cents per diluted share Free cash flow of $81 million in 1Q10 Full year 2010 guidance: revenue growth 8-10%; adjusted EPS $3.49-$3.56 per diluted share 3

Core Market Revenue Opportunity of $16B in 2010 LPS Core Market Revenue Opportunity Source: company and industry estimates Total origination market LPS addressable market: 2009: centralized refi + select services in overall market; 2010 & 2011: total origination market 2009 2010 2011 ($ in billions) $10.0(1) 2009 2010 2011 2009 2010 2011 (1) 4

Lender Processing Services Seriously Delinquent Loans (90+ days) 5 Source: company and industry estimates *Includes an estimated 1.5 - 2.0 million modification/cures for each year

Lender Processing Services HAMP Eligible Loans HAMP Eligible Loans 6

Segment Revenue Lender Processing Services 7 (in millions) 3/31/10 3/31/09 % Growth vs PY Technology, Data and Analytics: Mortgage Processing 97.6 $ 91.2 $ 7.1% Other TD&A 81.8 68.7 19.1% Total 179.5 159.9 12.2% Loan Transaction Services: Loan Faciliation Services 146.6 119.2 23.0% Default Services 268.7 255.3 5.2% Total 415.3 374.5 10.9% Corporate and Other (2.4) (4.6) nm Total Revenue 592.4 $ 529.8 $ 11.8% Note: columns may not total due to rounding. Quarter ended

Segment EBIT Lender Processing Services 8 % Growth 3/31/10 3/31/09 (in millions) 3/31/10 3/31/09 (1) vs PY Margin % Margin % Technology, Data and Analytics 53.9 $ 53.4 $ 0.9% 30.0% 33.4% Loan Transaction Services 98.8 78.2 26.3% 23.8% 20.9% Corporate and Other (17.0) (18.7) nm nm nm Total EBIT 135.7 $ 112.9 $ 20.1% 22.9% 21.3% (1) Excludes the impact of certain non-recurring charges in 1Q09. Note: columns may not total due to rounding. Quarter ended

Consolidated Earnings Lender Processing Services 9 % Growth (in millions) 3/31/10 3/31/09 vs PY Net Earnings 72.5 $ 50.0 $ 44.9% Less Non-recurring Charges: - 5.5 Net Earnings, excluding non-recurring charges 72.5 55.6 30.4% Purchase Price Amortization, net of tax 4.1 5.0 Adjusted Net Earnings 76.7 $ 60.6 $ 26.5% Adjusted Net Earnings Per Diluted Share 0.80 $ 0.64 $ 25.0% Note: columns may not total due to rounding. Quarter ended

Free Cash Flow Lender Processing Services 10 Quarter ended (in millions) 3/31/10 Net Earnings 72.5 $ Adjustments to reconcile net earnings to net cash provided by operating activities: Non-cash adjustments: Depreciation and amortization 23.7 Other non-cash items 14.4 Working capital adjustments: Net change in accounts receivable 5.8 Net change in other working capital items (7.3) Net cash provided by operating activities 109.0 Capital expenditures (28.0) Net Free Cash Flow 81.0 $ Note: columns may not total due to rounding.

Lender Processing Services 2010 Guidance 11 (in millions, except per share data) Adjusted EPS $0.88 - $0.90 Revenue Growth 8% - 10% EBIT Growth 11% - 13% Adjusted EPS $3.49 - $3.56 Diluted Shares ~ 97m Free Cash Flow $330m - $350m Capital Expenditures $105m - $120m Depreciation & Amortization (1) $100m - $110m (1) Includes approximately $25m of purchase accounting amortization 2Q 2010 Full Year 2010